UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21745
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2009

EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

Annual Report December 31,2009 EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

IMPORTANT NOTICES REGARDING DISTRIBUTIONS,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.39 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Walter A. Row, CFA
Eaton Vance
Management
Co-Portfolio Manager

Thomas Seto
Parametric Portfolio
Associates, LLC
Co-Portfolio Manager

David Stein, Ph.D.
Parametric Portfolio
Associates, LLC
Co-Portfolio Manager
•	After an uncertain first quarter of 2009 in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the S&P 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003[1].
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.
•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%[1].

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “ETW.” At net asset value (NAV) for the 12 months ending December 31, 2009, the Fund outperformed the S&P 500 Index and the CBOE S&P 500 BuyWrite Index, as well as its Lipper peer group, while falling short of the CBOE NASDAQ-100 BuyWrite Index and the FTSE Eurotop 100 Index. The Fund’s market price traded at a 0.36% premium to NAV as of December 31, 2009.

•	The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a diversified portfolio of common stocks, including stocks of U.S. issuers (the “U.S. Segment”) and stocks of non-U.S. issuers (the “International Segment”). Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing (selling) index call options on a substantial portion of the

Total Return Performance — 12/31/08 12/31/09
NYSE Symbol		ETW

At Net Asset Value (NAV)		28.83%
At Market Price		59.07%

S&P 500 Index[1]		26.47%
CBOE S&P 500 BuyWrite Index[1]		25.91%
CBOE NASDAQ-100 BuyWrite Index[1]		45.75%
FTSE Eurotop 100 Index[1]		33.68%
Lipper Options Arbitrage/Options Strategies Funds Average[1]		27.38%

Premium/(Discount) to NAV (12/31/09)		0.36%
Total Distributions per share		$1.80
Distribution Rate[2]	At NAV	13.01%
	At Market Price	12.96%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) in the period divided by the Fund’s NAV or market price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
value of the Fund’s total investments. During the year ending December 31, 2009 — a period in which the equity market saw strong advances — the Fund generated a lower level of option premium earnings.

•	As of December 31, 2009, the Fund held a deversified portfolio encompassing a broad range of the U.S. economy, as well as investments in a variety of foreign countries. The Fund’s investments in the U.S. Segment constituted approximately 53% of total investments, while those in the International Segment represented approximately 47% of total investments. Among the Fund’s common stock holdings, its largest sector weightings were in information technology, financials and health care. The largest contributions to performance in the common stock portfolio came from Fund holdings in the materials and utilities sectors. Conversely, Fund selection in health care detracted the most from performance, followed by underperformance in consumer staples and energy.

•	As of December 31, 2009, the Fund had written call options on approximately 99% of its equity holdings. The Fund seeks current earnings in part from option premiums, which can vary with investors’ expectations of the future volatility (“implied volatility”) of the underlying assets. The first three months of 2009 witnessed very high levels of implied volatility in concert with a significant level of actual volatility in the equity markets. However, those high volatility levels moderated somewhat in the second quarter of 2009 and continued to wane through most of the remainder of the period as the equity market rallied strongly. This resulted in reduced option premium levels and weighed on the Fund’s return.

•	On January 15, 2010, the Fund announced a change in its distribution rate. The Fund’s portfolio management team reviews the level and sustainability of the Fund’s distributions periodically. Before deciding to decrease the amount of the Fund’s quarterly distribution to $0.39 per share, the team considered a number of factors including the current market and volatility outlooks, level of assets in the Fund, and the dividend yield of the underlying equity portfolio. As portfolio and market conditions change, the rate of distributions on the Fund’s shares could be further changed.

•	Eaton Vance Management (EVM) terminated its sub-advisory agreement with Rampart Investment Management Company, Inc. with respect to the Fund and, effective October 20, 2009, EVM assumed responsibility for the management of the Fund’s options strategy.
Country Allocation1
By total investments
United States 53.4% United Kingdom 11.6% Japan 10.5% France 6.2% Germany 4.6% Switzerland 4.5% Spain 2.9% HADAWRITTENTCALL Italy 1.9% Netherlands 1.5% Other 2.9% (less than 1% each)

[1]	As a percentage of the Fund’s total investments as of 12/31/09.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009
FUND PERFORMANCE

Fund Performance
NYSE Symbol	ETW

Average Annual Total Returns (at market price, New York Stock Exchange)

One Year	59.07%
Life of Fund (9/30/05)	4.33

Average Annual Total Returns (at net asset value)

One Year	28.83%
Life of Fund (9/30/05)	4.24

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top 10 Holdings1
By total investments

Apple, Inc.	4.3%
Microsoft Corp.	2.5
Google, Inc., Class A	2.0
QUALCOMM, Inc.	1.6
Nestle SA	1.5
Exxon Mobil Corp.	1.4
Cisco Systems, Inc.	1.4
Total SA	1.3
Banco Santander Central Hispano SA	1.3
BP PLC	1.2

[1]	Top 10 Holdings represented 18.5% of the Fund’s total investments as of 12/31/09. The Top 10 Holdings are presented without the offsetting effect of the Fund’s written option positions at 12/31/09. Excludes cash equivalents.
Sector Weightings2
By total investments
Information Technology 23.3% Financials 14.7% Health Care 12.2% Consumer Discretionary 10.5% Industrials 9.3% Consumer Staples 8.8% Energy 8.7% Materials 4.7% Telecommunication Services 4.3% Utilities 3.5%

[2]	Reflects the Fund’s total investments as of 12/31/09. Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 12/31/09. Excludes cash equivalents.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 101.7%

Security	Shares	Value

Aerospace & Defense — 1.2%

European Aeronautic Defence & Space Co.	56,122	$1,128,116
General Dynamics Corp.	43,377	2,957,010
Honeywell International, Inc.	105,874	4,150,261
Raytheon Co.	87,133	4,489,092
Rockwell Collins, Inc.	59,584	3,298,570
Rolls-Royce Group PLC(1)	221,717	1,726,607

		$17,749,656

Air Freight & Logistics — 0.9%

CH Robinson Worldwide, Inc.	78,091	$4,586,284
Deutsche Post AG	122,561	2,368,712
Expeditors International of Washington, Inc.	94,273	3,274,101
FedEx Corp.	28,786	2,402,192

		$12,631,289

Airlines — 0.1%

British Airways PLC(1)	313,103	$941,702

		$941,702

Auto Components — 0.6%

Aisin Seiki Co., Ltd.	10,200	$294,688
Compagnie Generale des Etablissements Michelin	26,277	2,012,525
Cooper Tire & Rubber Co.	30,158	604,668
Denso Corp.	76,800	2,320,671
Johnson Controls, Inc.	114,456	3,117,782
Toyota Boshoku Corp.	11,900	265,696
Toyota Industries Corp.	8,600	256,849

		$8,872,879

Automobiles — 1.2%

Daimler AG	136,280	$7,258,767
Ford Motor Co.(1)	58,705	587,050
Honda Motor Co., Ltd.	111,800	3,793,225
Isuzu Motors, Ltd.(1)	129,000	242,319
Mazda Motor Corp.(1)	227,000	521,970
Mitsubishi Motors Corp.(1)	204,000	283,550
Suzuki Motor Corp.	52,800	1,300,306
Toyota Motor Corp.	57,807	2,437,199
Yamaha Motor Co., Ltd.(1)	59,000	746,180

		$17,170,566

Beverages — 1.3%

Anheuser-Busch InBev NV	35,420	$1,833,592
Coca-Cola Co. (The)	90,906	5,181,642
Coca-Cola West Co., Ltd.	26,200	462,260
Constellation Brands, Inc., Class A(1)	34,264	545,825
Heineken Holding NV	24,773	1,036,084
Heineken NV	30,199	1,433,653
Kirin Holdings Co., Ltd.	63,000	1,010,330
Pepsi Bottling Group, Inc.	31,754	1,190,775
PepsiCo, Inc.	91,627	5,570,922
Pernod-Ricard SA	11,862	1,014,316
Sapporo Holdings, Ltd.	128,000	705,310

		$19,984,709

Biotechnology — 2.4%

Amgen, Inc.(1)	207,589	$11,743,310
Biogen Idec, Inc.(1)	134,180	7,178,630
Celgene Corp.(1)	168,251	9,368,216
Gilead Sciences, Inc.(1)	142,409	6,163,461
Martek Biosciences Corp.(1)	49,531	938,117
Regeneron Pharmaceuticals, Inc.(1)	23,758	574,468

		$35,966,202

Building Products — 0.4%

Asahi Glass Co., Ltd.	104,776	$996,636
Daikin Industries, Ltd.	70,200	2,772,706
Geberit AG	5,875	1,041,513
Masco Corp.	59,062	815,646

		$5,626,501

Capital Markets — 2.0%

Artio Global Investors, Inc.(1)	18,487	$471,234
Bank of New York Mellon Corp. (The)	104,137	2,912,712
Charles Schwab Corp. (The)	81,426	1,532,437
Deutsche Bank AG	38,178	2,699,567
Duff & Phelps Corp., Class A	35,706	651,991
Franklin Resources, Inc.	43,596	4,592,839
GAM Holding Ltd.	91,722	1,110,667
Goldman Sachs Group, Inc.	20,456	3,453,791
ICAP PLC	178,286	1,229,648
Julius Baer Group, Ltd.	76,144	2,677,866
Man Group PLC	355,866	1,756,326
Matsui Securities Co., Ltd.	66,800	465,411
Mediobanca SpA(1)	87,467	1,039,079
Nomura Holdings, Inc.	117,900	876,784
SBI Holdings, Inc.	1,457	260,852

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Capital Markets (continued)

Schroders PLC	138,412	$2,958,074
Shinko Securities Co., Ltd.	154,000	465,996

		$29,155,274

Chemicals — 1.6%

Air Products and Chemicals, Inc.	16,561	$1,342,435
Daicel Chemical Industries, Ltd.	57,000	334,815
Dow Chemical Co. (The)	92,111	2,545,027
Eastman Chemical Co.	11,375	685,230
Hitachi Chemical Co., Ltd.	27,700	564,541
Johnson Matthey PLC	69,732	1,720,180
Kaneka Corp.	57,000	363,169
Linde AG	19,853	2,391,935
Mitsubishi Gas Chemical Co., Inc.	89,000	448,488
Monsanto Co.	38,287	3,129,962
Nitto Denko Corp.	7,600	273,021
Shin-Etsu Chemical Co., Ltd.	58,200	3,285,875
Showa Denko KK	346,000	689,069
Sumitomo Chemical Co., Ltd.	199,000	873,104
Toray Industries, Inc.	76,000	413,488
Tosoh Corp.	252,000	695,956
Umicore	86,400	2,882,185
Wacker Chemie AG	5,971	1,038,631

		$23,677,111

Commercial Banks — 6.6%

Banco Santander Central Hispano SA	1,140,346	$18,843,839
Barclays PLC	934,939	4,119,776
BNP Paribas SA	139,587	11,071,770
Fifth Third Bancorp	227,543	2,218,544
Gunma Bank, Ltd. (The)	124,000	634,186
Hachijuni Bank, Ltd. (The)	105,000	612,745
Hiroshima Bank, Ltd. (The)	126,000	485,502
HSBC Holdings PLC	1,510,103	17,227,782
Intesa Sanpaolo SpA(1)	1,681,641	7,567,420
Lloyds Banking Group PLC(1)	3,681,368	2,961,955
Mizuho Financial Group, Inc.	480,641	864,338
Natixis(1)	201,801	1,007,662
PNC Financial Services Group, Inc.	44,820	2,366,048
Royal Bank of Scotland Group PLC(1)	2,683,583	1,245,747
Shinsei Bank, Ltd.(1)	214,000	233,137
Societe Generale	94,456	6,562,798
Standard Chartered PLC	220,000	5,554,103
Sterling Bancshares, Inc.	108,059	554,343
Sumitomo Mitsui Financial Group, Inc.	13,208	379,008
UniCredit SpA(1)	1,811,472	6,057,124
Wells Fargo & Co.	253,893	6,852,572

		$97,420,399

Commercial Services & Supplies — 0.6%

Avery Dennison Corp.	23,372	$852,844
Republic Services, Inc.	15,222	430,935
SECOM Co., Ltd.	63,000	2,992,350
Serco Group PLC	156,826	1,337,462
Waste Management, Inc.	76,061	2,571,622

		$8,185,213

Communications Equipment — 4.3%

Alcatel-Lucent(1)	307,923	$1,036,846
Brocade Communications Systems, Inc.(1)	67,859	517,764
Cisco Systems, Inc.(1)	859,885	20,585,647
Harris Corp.	26,933	1,280,664
Harris Stratex Networks, Inc., Class A(1)	11,360	78,498
Nokia Oyj	549,163	7,100,676
QUALCOMM, Inc.	509,515	23,570,164
Research In Motion, Ltd.(1)	124,600	8,415,484
Riverbed Technology, Inc.(1)	30,785	707,131

		$63,292,874

Computers & Peripherals — 5.8%

Apple, Inc.(1)	309,651	$65,293,010
Dell, Inc.(1)	314,244	4,512,544
Hewlett-Packard Co.	85,494	4,403,796
International Business Machines Corp.	76,613	10,028,642
NEC Corp.(1)	325,000	840,098

		$85,078,090

Construction & Engineering — 0.5%

Bouygues SA	25,787	$1,335,722
Chiyoda Corp.	69,000	532,908
Ferrovial SA	95,985	1,133,616
Fluor Corp.	9,129	411,170
Foster Wheeler AG(1)	16,547	487,144
Granite Construction, Inc.	21,951	738,870
Hochtief AG	13,626	1,039,212
JGC Corp.	71,000	1,308,364
Obayashi Corp.	112,000	381,231

		$7,368,237

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Construction Materials — 0.3%

Imerys SA	17,485	$1,046,751
Lafarge SA	17,125	1,410,315
Taiheiyo Cement Corp.(1)	250,000	285,191
Vulcan Materials Co.	24,404	1,285,358

		$4,027,615

Consumer Finance — 0.3%

American Express Co.	42,280	$1,713,185
Capital One Financial Corp.	32,500	1,246,050
SLM Corp.(1)	97,247	1,095,974

		$4,055,209

Containers & Packaging — 0.1%

Bemis Co., Inc.	27,217	$806,984
Toyo Seikan Kaisha, Ltd.	51,400	783,033

		$1,590,017

Distributors — 0.2%

Canon Marketing Japan, Inc.	14,600	$215,148
Genuine Parts Co.	56,294	2,136,920
LKQ Corp.(1)	61,787	1,210,408

		$3,562,476

Diversified Financial Services — 1.8%

Bank of America Corp.	496,591	$7,478,661
Citigroup, Inc.	479,282	1,586,423
CME Group, Inc.	7,388	2,481,999
Compagnie Nationale a Portefeuille	19,209	1,022,164
Criteria Caixacorp SA	267,829	1,268,579
Deutsche Boerse AG	36,045	2,984,874
Groupe Bruxelles Lambert SA	10,886	1,027,918
JPMorgan Chase & Co.	154,746	6,448,266
Moody’s Corp.	76,959	2,062,501

		$26,361,385

Diversified Telecommunication Services — 2.8%

AT&T, Inc.	317,811	$8,908,242
Deutsche Telekom AG	325,887	4,780,702
France Telecom SA	173,842	4,344,012
Frontier Communications Corp.	358,945	2,803,361
Telefonica SA	488,485	13,672,231
Verizon Communications, Inc.	168,710	5,589,362
Windstream Corp.	100,356	1,102,913

		$41,200,823

Electric Utilities — 1.8%

Duke Energy Corp.	129,531	$2,229,229
E.ON AG	274,138	11,506,686
EDF SA	41,600	2,472,426
Edison International	72,875	2,534,592
Enel SpA	412,666	2,389,084
Hokkaido Electric Power Co., Inc.	13,500	244,901
Iberdrola SA	460,621	4,414,018
Kyushu Electric Power Co., Inc.	13,400	275,999
Shikoku Electric Power Co., Inc.	8,200	211,870
Tokyo Electric Power Co., Inc.	12,201	306,226

		$26,585,031

Electrical Equipment — 1.0%

ABB, Ltd.(1)	433,638	$8,355,906
Cooper Industries PLC, Class A	24,149	1,029,713
Energy Conversion Devices, Inc.(1)	7,332	77,499
First Solar, Inc.(1)	18,250	2,471,050
Fujikura, Ltd.	87,000	453,152
GS Yuasa Corp.	82,000	606,204
Legrand SA	60,868	1,694,058
Suntech Power Holdings Co., Ltd. ADR(1)	4,452	74,037

		$14,761,619

Electronic Equipment, Instruments & Components — 0.8%

Alps Electric Co., Ltd.(1)	93,600	$549,142
Corning, Inc.	39,985	772,110
Ibiden Co., Ltd.	6,800	243,878
Keyence Corp.	1,110	230,373
Kyocera Corp.	61,234	5,392,902
Mabuchi Motor Co., Ltd.	5,000	247,804
Nippon Electric Glass Co., Ltd.	21,000	289,042
Omron Corp.	16,500	296,749
TDK Corp.	63,500	3,880,641
Yaskawa Electric Corp.	27,000	224,926

		$12,127,567

Energy Equipment & Services — 0.6%

CARBO Ceramics, Inc.	4,333	$295,381
Halliburton Co.	130,037	3,912,813

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Energy Equipment & Services (continued)

Schlumberger, Ltd.	62,861	$4,091,622
Superior Well Services, Inc.(1)	51,149	729,385
Transocean, Ltd.(1)	806	66,737
Willbros Group, Inc.(1)	25,872	436,461

		$9,532,399

Food & Staples Retailing — 1.8%

CVS Caremark Corp.	191,781	$6,177,266
Koninklijke Ahold NV	122,728	1,625,986
Kroger Co. (The)	115,650	2,374,294
Lawson, Inc.	5,300	234,076
Metro AG	28,658	1,750,224
Safeway, Inc.	20,063	427,141
Seven & I Holdings Co., Ltd.	74,700	1,525,257
Sysco Corp.	99,048	2,767,401
UNY Co., Ltd.	64,000	451,327
Wal-Mart Stores, Inc.	178,434	9,537,297

		$26,870,269

Food Products — 3.0%

Campbell Soup Co.	17,968	$607,318
ConAgra Foods, Inc.	77,043	1,775,841
H.J. Heinz Co.	59,510	2,544,648
Hershey Co. (The)	54,133	1,937,420
Kraft Foods, Inc., Class A(1)	88,500	2,405,430
Nestle SA	474,265	23,017,783
Nissin Foods Holdings Co., Ltd.	11,700	382,177
Toyo Suisan Kaisha, Ltd.	15,000	345,910
Unilever NV	328,402	10,688,432

		$43,704,959

Gas Utilities — 0.2%

Gas Natural SDG SA	45,614	$983,227
Snam Rete Gas SpA	260,064	1,291,522

		$2,274,749

Health Care Equipment & Supplies — 1.0%

Boston Scientific Corp.(1)	231,022	$2,079,198
Covidien PLC	14,617	700,008
Edwards Lifesciences Corp.(1)	7,026	610,208
Hologic, Inc.(1)	67,694	981,563
Immucor, Inc.(1)	15,993	323,699
Medtronic, Inc.	103,989	4,573,436
Olympus Corp.	76,000	2,450,315
Terumo Corp.	58,200	3,507,709

		$15,226,136

Health Care Providers & Services — 1.1%

DaVita, Inc.(1)	22,729	$1,335,101
Laboratory Corp. of America Holdings(1)	18,314	1,370,620
Lincare Holdings, Inc.(1)	53,576	1,988,741
McKesson Corp.	42,868	2,679,250
Medco Health Solutions, Inc.(1)	45,718	2,921,837
UnitedHealth Group, Inc.	99,402	3,029,773
VCA Antech, Inc.(1)	96,519	2,405,254

		$15,730,576

Health Care Technology — 0.0%

IMS Health, Inc.	20,213	$425,686

		$425,686

Hotels, Restaurants & Leisure — 1.2%

Accor SA	26,214	$1,434,485
Carnival Corp.(1)	22,815	723,007
International Game Technology	51,748	971,310
Marriott International, Inc., Class A	98,108	2,673,443
McDonald’s Corp.	89,263	5,573,582
Wynn Resorts, Ltd.	27,627	1,608,720
Yum! Brands, Inc.	150,671	5,268,965

		$18,253,512

Household Durables — 0.4%

Casio Computer Co., Ltd.	103,600	$829,358
Makita Corp.	6,700	230,132
Ryland Group, Inc.	37,074	730,358
Sekisui Chemical Co., Ltd.	100,000	622,089
Sharp Corp.	73,000	921,865
Sony Corp.	72,600	2,110,610
Whirlpool Corp.	9,068	731,425

		$6,175,837

Household Products — 1.1%

Clorox Co. (The)	30,648	$1,869,528
Colgate-Palmolive Co.	28,351	2,329,035
Kao Corp.	97,654	2,288,688

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Household Products (continued)

Procter & Gamble Co.	152,165	$9,225,764
Uni-Charm Corp.	7,200	674,972

		$16,387,987

Industrial Conglomerates — 1.7%

3M Co.	64,134	$5,301,958
General Electric Co.	489,864	7,411,642
Hankyu Hanshin Holdings, Inc.	53,128	236,955
Siemens AG	126,201	11,581,579
Textron, Inc.	29,211	549,459

		$25,081,593

Insurance — 3.4%

ACE, Ltd.(1)	46,248	$2,330,899
Aflac, Inc.	12,267	567,349
Aioi Insurance Co., Ltd.	108,000	517,691
Allianz SE	62,694	7,771,549
AON Corp.	38,325	1,469,380
AXA SA	297,994	6,996,594
Chubb Corp.	6,724	330,686
Cincinnati Financial Corp.	137,085	3,597,110
CNP Assurances	14,204	1,375,449
Genworth Financial, Inc., Class A(1)	49,867	565,990
Hannover Rueckversicherung AG(1)	22,194	1,036,912
Mapfre SA	247,314	1,036,941
Marsh & McLennan Cos., Inc.	111,769	2,467,860
MetLife, Inc.	112,391	3,973,022
Muenchener Rueckversicherungs-Gesellschaft AG	38,311	5,967,311
Nipponkoa Insurance Co., Ltd.	39,000	222,048
Principal Financial Group, Inc.	36,247	871,378
Prudential Financial, Inc.	37,177	1,849,928
Prudential PLC	349,752	3,580,156
Resolution, Ltd.(1)	876,749	1,266,589
RSA Insurance Group PLC	542,479	1,053,918
Sony Financial Holdings, Inc.	136	353,930
T & D Holdings, Inc.	32,550	669,402
TrygVesta AS	15,498	1,018,754

		$50,890,846

Internet & Catalog Retail — 1.0%

Amazon.com, Inc.(1)	70,927	$9,541,100
Liberty Media Corp. - Interactive, Class A(1)	199,687	2,164,607
Priceline.com, Inc.(1)	15,481	3,382,599

		$15,088,306

Internet Software & Services — 3.2%

Baidu, Inc. ADR(1)	6,835	$2,810,757
eBay, Inc.(1)	265,244	6,243,844
Google, Inc., Class A(1)	49,010	30,385,220
United Internet AG(1)	77,776	1,024,941
VeriSign, Inc.(1)	132,262	3,206,031
Yahoo! Inc.(1)	222,843	3,739,305

		$47,410,098

IT Services — 1.3%

CapGemini SA	38,327	$1,748,485
Cognizant Technology Solutions Corp.(1)	123,578	5,598,083
Fidelity National Information Services, Inc.	51,873	1,215,903
Infosys Technologies, Ltd. ADR	82,619	4,566,352
MasterCard, Inc., Class A	5,904	1,511,306
Nomura Research Institute, Ltd.	14,000	275,325
NTT Data Corp.	673	2,086,882
Obic Co., Ltd.	1,290	210,617
Otsuka Corp.	4,700	234,428
Western Union Co.	89,601	1,688,979

		$19,136,360

Leisure Equipment & Products — 0.1%

Hasbro, Inc.	26,234	$841,062
Mattel, Inc.	31,709	633,546
Sankyo Co., Ltd.	4,300	215,315

		$1,689,923

Life Sciences Tools & Services — 0.1%

PerkinElmer, Inc.	27,425	$564,681
Thermo Fisher Scientific, Inc.(1)	33,544	1,599,713

		$2,164,394

Machinery — 1.9%

AGCO Corp.(1)	30,980	$1,001,893
Caterpillar, Inc.	28,676	1,634,245
Dover Corp.	15,298	636,550
Eaton Corp.	46,216	2,940,262
Ebara Corp.(1)	104,000	449,143
Fanuc, Ltd.	58,427	5,445,511
Hitachi Construction Machinery Co., Ltd.	72,400	1,897,814
IHI Corp.(1)	213,000	339,684
Japan Steel Works, Ltd.	90,000	1,147,595
Joy Global, Inc.	19,362	998,886
Kawasaki Heavy Industries, Ltd.	107,000	271,588
Komatsu, Ltd.	102,800	2,152,033

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Machinery (continued)

Kurita Water Industries, Ltd.	7,400	$232,490
MAN AG	12,372	959,970
Meidensha Corp.	97,000	437,579
Minebea Co., Ltd.	67,127	364,264
NTN Corp.	153,000	691,286
Pall Corp.	30,660	1,109,892
Parker Hannifin Corp.	13,311	717,197
SMC Corp.	3,400	388,218
Snap-On, Inc.	15,120	638,971
Stanley Works (The)	48,688	2,507,919
Sumitomo Heavy Industries, Ltd.(1)	147,000	744,209
Titan International, Inc.	23,159	187,819

		$27,895,018

Marine — 0.1%

Kawasaki Kisen Kaisha, Ltd.(1)	165,000	$471,454
Mitsui O.S.K. Lines, Ltd.	83,000	438,462

		$909,916

Media — 2.4%

British Sky Broadcasting Group PLC	396,961	$3,585,678
Comcast Corp., Class A	661,173	11,147,377
Comcast Corp., Special Class A	144,653	2,315,894
DIRECTV(1)	97,457	3,250,191
Focus Media Holding, Ltd. ADR(1)	10,518	166,710
JC Decaux SA(1)	44,715	1,085,363
McGraw-Hill Cos., Inc. (The)	27,142	909,528
Omnicom Group, Inc.	99,372	3,890,414
Virgin Media, Inc.	100,424	1,690,136
Walt Disney Co. (The)	204,307	6,588,901
Wolters Kluwer NV	45,032	984,837

		$35,615,029

Metals & Mining — 2.7%

AK Steel Holding Corp.	20,960	$447,496
Alcoa, Inc.	129,184	2,082,446
Anglo American PLC(1)	105,079	4,550,720
ArcelorMittal	137,123	6,267,379
BHP Billiton PLC	178,226	5,681,848
Dowa Holdings Co., Ltd.	105,000	580,972
JFE Holdings, Inc.	12,000	474,346
Kobe Steel, Ltd.(1)	216,000	391,435
Lonmin PLC(1)	34,390	1,080,793
Mitsubishi Materials Corp.(1)	165,000	403,555
Mitsui Mining & Smelting Co., Ltd.(1)	153,000	397,654
Newmont Mining Corp.	37,354	1,767,218
Pacific Metals Co., Ltd.	62,000	470,480
Rio Tinto PLC	172,084	9,291,993
Sumitomo Metal Industries, Ltd.	112,000	301,060
Sumitomo Metal Mining Co., Ltd.	51,000	752,635
United States Steel Corp.	27,078	1,492,539
Xstrata PLC(1)	195,335	3,484,013

		$39,918,582

Multi-Utilities — 1.6%

Centrica PLC	449,480	$2,035,942
CMS Energy Corp.	312,086	4,887,267
Consolidated Edison, Inc.	12,419	564,195
Dominion Resources, Inc.	34,329	1,336,085
GDF Suez	214,788	9,304,836
Public Service Enterprise Group, Inc.	144,782	4,814,001
RWE AG, PFC Shares	12,082	1,075,484

		$24,017,810

Multiline Retail — 0.8%

H2O Retailing Corp.	29,000	$167,930
Isetan Mitsukoshi Holdings, Ltd.	71,332	644,078
Kohl’s Corp.(1)	35,420	1,910,200
Marks & Spencer Group PLC	398,770	2,576,437
Nordstrom, Inc.	19,173	720,521
PPR SA	8,614	1,033,983
Sears Holdings Corp.(1)	19,043	1,589,138
Target Corp.	70,056	3,388,609

		$12,030,896

Office Electronics — 0.4%

Brother Industries, Ltd.	22,000	$253,013
Canon, Inc.	87,300	3,713,607
Konica Minolta Holdings, Inc.	70,500	726,518
Ricoh Co., Ltd.	59,000	845,397

		$5,538,535

Oil, Gas & Consumable Fuels — 8.2%

Anadarko Petroleum Corp.	39,019	$2,435,566
BP PLC	1,904,199	18,387,292
Chevron Corp.	135,963	10,467,791
ConocoPhillips	116,689	5,959,307
Devon Energy Corp.	8,417	618,650
El Paso Corp.	56,715	557,508
ENI SpA	375,713	9,567,831
Exxon Mobil Corp.	309,486	21,103,850

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Goodrich Petroleum Corp.(1)	6,636	$161,587
Hess Corp.	20,723	1,253,741
Idemitsu Kosan Co., Ltd.	3,100	180,975
Japan Petroleum Exploration Co.	5,400	238,101
Nippon Mining Holdings, Inc.	169,500	727,460
Petrohawk Energy Corp.(1)	38,373	920,568
Royal Dutch Shell PLC, Class A	370,230	11,203,255
Royal Dutch Shell PLC, Class B	299,054	8,709,425
SandRidge Energy, Inc.(1)	49,942	470,953
Southwestern Energy Co.(1)	24,167	1,164,849
Suncor Energy, Inc.	47,858	1,689,866
TonenGeneral Sekiyu KK	39,000	325,865
Total SA	296,489	19,043,472
Williams Cos., Inc.	157,397	3,317,929
XTO Energy, Inc.	46,681	2,172,067

		$120,677,908

Paper & Forest Products — 0.1%

International Paper Co.	50,046	$1,340,232
OJI Paper Co., Ltd.	143,000	599,147

		$1,939,379

Personal Products — 0.0%

USANA Health Sciences, Inc.(1)	9,533	$304,103

		$304,103

Pharmaceuticals — 7.7%

Abbott Laboratories	148,126	$7,997,323
Allergan, Inc.	41,914	2,641,001
Astellas Pharma, Inc.	63,100	2,354,187
AstraZeneca PLC	166,221	7,811,932
Chugai Pharmaceutical Co., Ltd.	52,900	988,783
Daiichi Sankyo Co., Ltd.	65,900	1,382,020
Eisai Co., Ltd.	63,146	2,321,639
Eli Lilly & Co.	66,581	2,377,607
GlaxoSmithKline PLC	621,723	13,184,200
Hisamitsu Pharmaceutical Co., Inc.	6,800	219,608
Johnson & Johnson	111,251	7,165,677
King Pharmaceuticals, Inc.(1)	86,183	1,057,465
Medicines Co.(1)	28,661	239,033
Merck & Co., Inc.	210,349	7,686,152
Mitsubishi Tanabe Pharma Corp.	19,000	237,079
Novartis AG	269,660	14,725,922
Ono Pharmaceutical Co., Ltd.	7,500	321,963
Pfizer, Inc.	590,654	10,743,996
Roche Holding AG	79,723	13,633,654
Sanofi-Aventis SA	122,524	9,635,636
Shionogi & Co., Ltd.	56,000	1,214,154
Shire PLC	52,086	1,017,758
Takeda Pharmaceutical Co., Ltd.	56,231	2,316,787
Watson Pharmaceuticals, Inc.(1)	67,495	2,673,477

		$113,947,053

Professional Services — 0.3%

Equifax, Inc.	15,217	$470,053
Manpower, Inc.	13,198	720,347
Monster Worldwide, Inc.(1)	36,048	627,235
Randstad Holding NV(1)	24,548	1,221,444
Robert Half International, Inc.	73,835	1,973,610

		$5,012,689

Real Estate Investment Trusts (REITs) — 0.6%

AvalonBay Communities, Inc.	19,158	$1,573,063
British Land Co. PLC	179,131	1,379,378
Japan Real Estate Investment Corp.	37	272,757
Japan Retail Fund Investment Corp.	50	224,862
Liberty International PLC	189,600	1,567,510
Nippon Building Fund, Inc.	40	304,006
Simon Property Group, Inc.	36,591	2,919,962
Unibail-Rodamco SE	4,563	1,002,400

		$9,243,938

Real Estate Management & Development — 0.2%

Daito Trust Construction Co., Ltd.	6,300	$298,295
Heiwa Real Estate Co., Ltd.	448,500	1,442,914
LEOPALACE21 Corp.(1)	50,900	210,905
NTT Urban Development Corp.	443	295,719

		$2,247,833

Road & Rail — 0.4%

Central Japan Railway Co.	55	$368,131
CSX Corp.	48,354	2,344,685
East Japan Railway Co.	12,600	797,337
Keio Corp.	139,000	838,792
Kintetsu Corp.	105,000	348,032
Ryder System, Inc.	14,154	582,720
Tobu Railway Co., Ltd.	135,000	704,739

		$5,984,436

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.2%

Advanced Micro Devices, Inc.(1)	47,927	$463,933
Advantest Corp.	128,400	3,344,949
Applied Materials, Inc.	356,268	4,966,376
Atheros Communications, Inc.(1)	60,993	2,088,400
Broadcom Corp., Class A(1)	115,327	3,627,034
Cree, Inc.(1)	9,999	563,644
Cypress Semiconductor Corp.(1)	217,447	2,296,240
Intel Corp.	731,885	14,930,454
KLA-Tencor Corp.	122,392	4,425,695
MEMC Electronic Materials, Inc.(1)	40,523	551,923
Microchip Technology, Inc.	41,171	1,196,429
National Semiconductor Corp.	69,755	1,071,437
ON Semiconductor Corp.(1)	98,657	869,168
ROHM Co., Ltd.	4,700	306,736
Shinko Electric Industries	17,200	250,375
Sumco Corp.	14,600	257,988
Tokyo Electron, Ltd.	63,300	4,063,102
Veeco Instruments, Inc.(1)	51,522	1,702,287

		$46,976,170

Software — 4.8%

Ariba, Inc.(1)	162,776	$2,037,956
BMC Software, Inc.(1)	31,383	1,258,458
Citrix Systems, Inc.(1)	62,346	2,594,217
Compuware Corp.(1)	52,384	378,736
Concur Technologies, Inc.(1)	21,039	899,417
Dassault Systemes SA	23,266	1,324,878
Konami Corp.	62,100	1,108,759
Microsoft Corp.	1,257,762	38,349,163
Nintendo Co., Ltd.	800	191,070
Oracle Corp.	543,385	13,334,668
Oracle Corp. Japan	7,700	320,821
Symantec Corp.(1)	346,140	6,192,445
TiVo, Inc.(1)	106,665	1,085,850
Trend Micro, Inc.	65,897	2,503,046

		$71,579,484

Specialty Retail — 2.1%

American Eagle Outfitters, Inc.	42,783	$726,455
Best Buy Co., Inc.	47,984	1,893,449
Fast Retailing Co., Ltd.	58,600	11,013,248
Gap, Inc. (The)	78,617	1,647,026
Home Depot, Inc.	87,184	2,522,233
Industria de Diseno Textil SA	34,787	2,172,534
Limited Brands, Inc.	36,921	710,360
O’Reilly Automotive, Inc.(1)	16,299	621,318
Office Depot, Inc.(1)	190,264	1,227,203
Shimamura Co., Ltd.	3,200	305,754
Staples, Inc.	222,003	5,459,054
Tiffany & Co.	33,012	1,419,516
USS Co., Ltd.	3,800	231,976
Yamada Denki Co., Ltd.	5,750	387,904

		$30,338,030

Textiles, Apparel & Luxury Goods — 0.6%

Adidas AG	32,835	$1,778,522
Asics Corp.	28,000	251,296
Christian Dior SA	10,660	1,092,435
Coach, Inc.	16,626	607,348
Hanesbrands, Inc.(1)	4,073	98,200
NIKE, Inc., Class B	30,110	1,989,368
Nisshinbo Holdings, Inc.	94,000	870,955
Onward Holdings Co., Ltd.	55,000	340,294
Puma AG Rudolf Dassler Sport	2,976	990,683
Swatch Group AG, Class B	4,150	1,050,449

		$9,069,550

Tobacco — 1.7%

Altria Group, Inc.	103,053	$2,022,930
British American Tobacco PLC	291,426	9,460,670
Imperial Tobacco Group PLC	180,380	5,690,518
Japan Tobacco, Inc.	425	1,435,009
Philip Morris International, Inc.	129,040	6,218,438
Swedish Match AB	46,587	1,018,544

		$25,846,109

Trading Companies & Distributors — 0.3%

Marubeni Corp.	109,000	$602,113
Mitsubishi Corp.	85,400	2,127,192
Sumitomo Corp.	96,700	984,671
Wolseley PLC(1)	51,754	1,035,954

		$4,749,930

Transportation Infrastructure — 0.2%

ADP	13,565	$1,090,330
Kamigumi Co., Ltd.	46,000	335,653
Societe des Autoroutes Paris-Rhin-Rhone(1)	18,585	1,430,925

		$2,856,908

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Wireless Telecommunication Services — 1.6%

American Tower Corp., Class A(1)	20,404	$881,657
KDDI Corp.	556	2,944,971
NTT DoCoMo, Inc.	159	221,883
Rogers Communications, Inc., Class B	44,475	1,378,725
Softbank Corp.	197,998	4,641,614
Vodafone Group PLC	5,638,459	13,057,056

		$23,125,906

Total Common Stocks
(identified cost $1,370,720,115)		$1,503,261,286

Investment Funds — 0.1%

Security	Shares	Value

Capital Markets — 0.1%

Alliance Trust PLC (The)	243,354	$1,287,267

Total Investment Funds
(identified cost $1,095,043)		$1,287,267

Rights — 0.0%

Security	Shares	Value

Diversified Financial Services — 0.0%

Fortis, Expires 7/4/14(1)(2)	111,868	$0

Total Rights (identified cost $0)		$0

Total Investments — 101.8%
(identified cost $1,371,815,158)		$1,504,548,553

Covered Call Options Written — (2.5)%

	Number of	Strike		Expiration
Description	Contracts	Price		Date	Value

Dow Jones Euro Stoxx 50 Index	20,500	EUR	2,900	1/15/10	$(2,879,470)
Dow Jones Euro Stoxx 50 Index	43,000	EUR	2,950	1/15/10	(3,868,227)
FTSE 100 Index	19,650	GBP	5,300	1/15/10	(4,696,303)
NASDAQ 100 Index	1,913		$1,825	1/16/10	(10,029,859)
Nikkei 225 Index	1,550,000	JPY	10,000	1/8/10	(9,105,365)
S&P 500 Index	2,330		$1,120	1/16/10	(3,131,520)
S&P 500 Index	811		$1,125	1/16/10	(827,220)
S&P 500 Index	1,105		$1,130	1/16/10	(961,350)
SMI Index	9,600	CHF	6,550	1/15/10	(807,004)

Total Covered Call Options Written (premiums received $22,380,075)					$(36,306,318)

Other Assets, Less Liabilities — 0.7%					$10,000,211

Net Assets — 100.0%					$1,478,242,446

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

PFC Shares - Preference Shares

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

JPY - Japanese Yen

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	54.3%	$803,114,290
United Kingdom	11.8	174,759,664
Japan	10.7	158,188,236
France	6.3	92,608,472
Germany	4.7	70,006,261
Switzerland	4.6	68,498,540
Spain	3.0	43,524,985
Italy	1.9	27,912,060
Netherlands	1.5	22,210,174
Canada	0.8	11,484,075
Finland	0.5	7,100,676
Belgium	0.5	6,765,859
Luxembourg	0.4	6,267,379
India	0.3	4,566,352
Other Countries, less than 0.3% each	0.5	7,541,530

Total Investments	101.8%	$1,504,548,553

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at value (identified cost, $1,371,815,158)	$1,504,548,553
Cash	444,773
Restricted cash*	4,639,570
Foreign currency, at value (identified cost, $88,726)	88,713
Dividends receivable	1,691,754
Receivable for investments sold	2,135,385
Receivable from the transfer agent	3,282,696
Tax reclaims receivable	1,461,876

Total assets	$1,518,293,320

Liabilities

Written options outstanding, at value (premiums received, $22,380,075)	$36,306,318
Payable for investments purchased	2,109,728
Payable to affiliates:
Investment adviser fee	1,274,589
Trustees’ fees	12,625
Accrued expenses	347,614

Total liabilities	$40,050,874

Net Assets	$1,478,242,446

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 106,805,481 shares issued and outstanding	$1,068,055
Additional paid-in capital	1,357,257,914
Accumulated net realized gain	1,692,741
Accumulated distributions in excess of net investment income	(679,181)
Net unrealized appreciation	118,902,917

Net Assets	$1,478,242,446

Net Asset Value

($1,478,242,446 ÷ 106,805,481 common shares issued and outstanding)	$13.84

*	Represents restricted cash on deposit at the custodian for open written options.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $2,286,207)	$36,003,886

Total investment income	$36,003,886

Expenses

Investment adviser fee	$13,523,261
Trustees’ fees and expenses	50,125
Custodian fee	651,886
Transfer and dividend disbursing agent fees	16,631
Legal and accounting services	64,021
Printing and postage	360,769
Miscellaneous	131,162

Total expenses	$14,797,855

Deduct —
Reduction of custodian fee	$29

Total expense reductions	$29

Net expenses	$14,797,826

Net investment income	$21,206,060

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$64,441,663
Written options	(16,460,396)
Foreign currency transactions	60,749

Net realized gain	$48,042,016

Change in unrealized appreciation (depreciation) —
Investments	$306,915,391
Written options	(37,332,407)
Foreign currency	125,871

Net change in unrealized appreciation (depreciation)	$269,708,855

Net realized and unrealized gain	$317,750,871

Net increase in net assets from operations	$338,956,931

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$21,206,060	$30,550,494
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	48,042,016	(37,311,128)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	269,708,855	(569,061,069)

Net increase (decrease) in net assets from operations	$338,956,931	$(575,821,703)

Distributions to shareholders —
From net investment income	$(21,733,320)	$(30,257,963)
Tax return of capital	(169,738,302)	(161,096,558)

Total distributions	$(191,471,622)	$(191,354,521)

Capital share transactions —
Reinvestment of distributions	$6,769,711	$—

Net increase in net assets from capital share transactions	$6,769,711	$—

Net increase (decrease) in net assets	$154,255,020	$(767,176,224)

Net Assets

At beginning of year	$1,323,987,426	$2,091,163,650

At end of year	$1,478,242,446	$1,323,987,426

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(679,181)	$(193,017)

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,
					Period Ended
	2009	2008	2007	2006	December 31, 2005(1)

Net asset value — Beginning of period	$12.450	$19.670	$19.560	$18.610	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.199	$0.287	$0.213	$0.242	$0.031
Net realized and unrealized gain (loss)	2.991	(5.707)	1.697	2.510	(0.063)

Total income (loss) from operations	$3.190	$(5.420)	$1.910	$2.752	$(0.032)

Less Distributions

From net investment income	$(0.204)	$(0.285)	$(0.039)	$(0.241)	$(0.031)
From net realized gain	—	—	(0.098)	(0.126)	(0.145)
Tax return of capital	(1.596)	(1.515)	(1.663)	(1.433)	(0.274)

Total distributions	$(1.800)	$(1.800)	$(1.800)	$(1.800)	$(0.450)

Offering costs charged to paid-in capital(3)	$—	$—	$—	$(0.002)	$(0.008)

Net asset value — End of period	$13.840	$12.450	$19.670	$19.560	$18.610

Market value — End of period	$13.890	$10.120	$17.360	$20.320	$17.200

Total Investment Return on Net Asset Value(4)	28.83%	(27.36)%	10.55%	15.47%	(0.04	)%(5)(6)

Total Investment Return on Market Value(4)	59.07%	(33.09)%	(6.08)%	29.79%	(7.62	)%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,478,242	$1,323,987	$2,091,164	$2,075,159	$1,966,620
Ratios (as a percentage of average daily net assets):
Expenses(7)	1.09%	1.08%	1.08%	1.07%	1.07	%(8)
Net investment income	1.57%	1.76%	1.07%	1.26%	0.64	%(8)
Portfolio Turnover	31%	33%	13%	14%	6	%(6)

(1)	For the period from the start of business, September 30, 2005, to December 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of domestic and foreign common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing index call options on a substantial portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the time until option expiration. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,465,392 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Fund) could be deemed to have personal liability for the obligation of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$21,733,320	$30,257,963
Tax return of capital	$169,738,302	$161,096,558

During the year ended December 31, 2009, accumulated net realized gain was decreased by $10,050,046, accumulated distributions in excess of net investment income was decreased by $41,096 and paid-in capital was increased by $10,008,950 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs) and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(2,465,392)
Net unrealized appreciation	$122,381,869

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts and investments in PFICs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2009, the investment adviser fee amounted to $13,523,261. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM, and delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM pays Parametric and prior to October 20, 2009, paid Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM terminated its sub-advisory agreement with Rampart with respect to the Fund and, effective October 20, 2009, EVM assumed the investment management of the Fund’s options strategy. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $432,052,617 and $639,618,523, respectively, for the year ended December 31, 2009.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended December 31, 2009 were 497,414. There were no transactions in common shares for the year ended December 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,372,898,142

Gross unrealized appreciation	$200,480,320
Gross unrealized depreciation	(68,829,909)

Net unrealized appreciation	$131,650,411

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2009 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2009 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	1,731,429	$46,546,455
Options written	18,114,546	369,388,334
Options terminated in closing purchase transactions	(16,747,286)	(355,691,956)
Options expired	(1,449,780)	(37,862,758)

Outstanding, end of year	1,648,909	$22,380,075

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent.

At December 31, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective January 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund generally intends to write index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2009 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives(1)

Written Options	$—	$(36,306,318)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written Options	$(16,460,396)	$(37,332,407)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$98,989,700	$58,877,303		$—	$157,867,003
Consumer Staples	65,013,018	68,085,118		—	133,098,136
Energy	61,826,631	68,383,676		—	130,210,307
Financials	74,931,155	144,443,729		—	219,374,884
Health Care	106,136,701	77,323,346		—	183,460,047
Industrials	67,473,384	72,281,324		—	139,754,708
Information Technology	306,015,165	45,124,012		—	351,139,177
Materials	16,924,928	54,227,776		—	71,152,704
Telecommunication Services	20,664,259	43,662,470		—	64,326,729
Utilities	16,365,369	36,512,222		—	52,877,591

Total Common Stocks	$834,340,310	$668,920,976	*	$—	$1,503,261,286

Investment Funds	$—	$1,287,267		$—	$1,287,267
Rights	—	—		0	0

Total Investments	$834,340,310	$670,208,243		$0	$1,504,548,553

Liability Description

Covered Call Options Written	$(36,306,318)	$—		$—	$(36,306,318)

Total	$(36,306,318)	$—		$—	$(36,306,318)

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
in Rights

Balance as of December 31, 2008	$0
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)*	0
Net purchases (sales)	—
Accrued discount (premium)	—
Net transfer to (from) Level 3	—

Balance as of December 31, 2009	$0

Change in net unrealized appreciation (depreciation) on investments still held as of December 31, 2009*	$0

*	Amount is included in the related amount on investments in the Statement of Operations.

All Level 3 investments held at December 31, 2009 and December 31, 2008 were valued at $0.

10   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, September 30, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, September 30, 2005, to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $38,017,043, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 64.69% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST), as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2009, our records indicate that there are 132 registered shareholders and 73,425 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETW.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreements with Parametric Portfolio Associates, LLC (“PPA”) and Rampart Investment Management Company, Inc. (“Rampart,” and with PPA, the “Sub-advisers”) including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser’s and the Sub-advisers’ management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund’s investment strategy. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S&P 500 Index and the NASDAQ 100. With respect to PPA, the Board noted PPA’s experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart’s business reputation and its options strategy and its past experience in implementing this strategy. The Board also took into consideration the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Rampart’s profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2012. 3 years. Trustee since 2007 and Vice President since 2005.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2012. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2012. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2011. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2010. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2011. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2011. 3 years. Trustee since 2005 and Chairman of the Board since 2007.	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2005	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Parametric Portfolio Associates, LLC
1151 Fairview Avenue N.
Seattle, WA 98109

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, New York 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Two International Place
Boston, MA 02110

2552-2/10	CE-TMGBWOFSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2008 and December 31, 2009 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$39,205	$38,170

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,200	$8,200

All Other Fees(3)	$1,803	$2,500

Total	$49,208	$48,870

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended December 31, 2008 and December 31, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/08	12/31/09

Registrant	$8,200	$10,700

Eaton Vance[1]	$345,743	$288,295

(1)	The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
EVM is investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques. Effective October 20, 2009, EVM internalized the management of the Fund’s options strategy, replacing Rampart Investment Management Company, Inc.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, including providing the sub-adviser with research support and supervising the performance of the sub-adviser. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.
David Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
Walter A. Row Registered Investment		$11,159.4	0	$0
Companies Other Pooled		$0	0	$0
Investment Vehicles Other Accounts		$0.4	0	$0

David M. Stein Registered Investment	13	$7,904.8	0	$0
Companies Other Pooled	1	$166.1	1	$166.1
Investment Vehicles Other Accounts	12,733	$21,845.2	0	$0

Thomas Seto Registered Investment	13	$7,904.8	0	$0
Companies Other Pooled	1	$166.1	1	$166.1
Investment Vehicles Other Accounts	12,733	$21,845.2	0	$0

*	In millions of dollars.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio Manager	Owned in the Fund
Walter A. Row	$10,001 — $50,000
David M. Stein	None
Thomas Seto	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmarks stated in the prospectus as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Compensation Structure for Parametric
Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.
Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)
Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.